Exhibit 99.40

MBNA MASTER CREDIT CARD TRUST II

SERIES 1999-I

KEY PERFORMANCE FACTORS
September 30, 2000



Expected B Maturity 08/15/2002


Blended Coupon 6.4825%


Excess Protection Level
3 Month Average   5.80%
September, 2000   5.76%
August, 2000   5.60%
July, 2000   6.03%


Cash Yield19.26%


Investor Charge Offs 4.49%


Base Rate 9.00%


Over 30 Day Delinquency 4.99%


Seller's Interest 8.50%


Total Payment Rate13.85%


Total Principal Balance$54,293,652,263.17


 Investor Participation Amount$750,000,000.00


Seller Participation Amount$4,612,451,744.68